Exhibit 99.02

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C. 20006

FORM 10-Q

QUARTERLY REPORT PURSUANT TO SECTION 13 OF THE

SECURITIES EXCHANGE ACT OF 1934

FOR THE QUARTER ENDED MARCH 31, 2011

FDIC CERTIFICATE NO. 20884

BANK OF GUAM

GUAM

96-0002144

P.O. BOX BW

HAGATNA, GUAM

96910

Telephone: (671) 472-5300

Indicate by check mark whether the bank (1) has filed all reports required to be filed by section 13 of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the bank was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

☒  YES    ☐  NO

Part I. Financial Information.

Item 1 - Financial Statements.

Bank of Guam

STATEMENT OF CONDITION ($ in thousands)

As of March 31, 2011, December 31, 2010

	March 2011	December 2010
ASSETS
Cash & Due from Banks	$38,021	$32,102
Interest bearing deposits in other banks	57,476	60,526
Investment securities	238,193	221,876

Federal funds sold and securities purchased under agreement to resell	10,000	10,000

Loans	632,652	620,547
Less allowance for possible loan losses	(9,426)	(9,408)

NET LOANS	623,226	611,139

Accrued interest receivable	7,154	6,723
Premises and equipment	18,392	18,713
Other assets	29,939	29,522

TOTAL ASSETS	$1,022,401	$990,601

LIABILITIES AND STOCKHOLDERS’ EQUITY

DEPOSITS
Noninterest bearing	$245,564	$232,956
Interest bearing	678,427	656,319

TOTAL DEPOSITS	923,991	889,275

Bank borrowing	10,000	15,000
Accrued interest payable	246	233
Other liabilities	3,655	1,741

TOTAL LIABILITIES	937,892	906,249

Shareholders’ equity:
Capital stock at $0.2083 par value
Authorized 48,000,000 shares
Issued and outstanding:
2010 - 8,714,116 shares
3/11 - 8,732,195 shares	1,834	1,830
Paid-in surplus	13,809	13,683
Treasury Stock (32,176 shares)	(290)	(290)
Retained earnings	70,862	70,532
Accumulated other comprehensive gain (loss)	(1,706)	(1,403)

Total shareholders’ equity	84,509	84,352

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,022,401	$990,601

Bank of Guam

STATEMENT OF INCOME ($ in thousands)

For the Quarters and Periods Ended March 31, 2011 and 2010

	March 2011	March 2010
Interest income:
Interest and fees on loans
Taxable	10,243	9,399
Exempt from income tax	987	594
Interest on deposits in other banks	103	156
Interest on investment securities	1,186	1,649
Interest on Federal funds sold	3	4

Total interest income	12,522	11,803

Interest expense:
Time deposits	111	191
Savings deposits	1,137	1,373
Other borrowed funds	130	157

Total interest expense	1,378	1,721

Net interest income	11,144	10,080
Provision for loan losses	975	725

Net interest income after provision for loan losses	10,169	9,355

Other operating income:
Service charges and fees	915	821
Investment securities gains, net	190	13
Dividend Income	—	—
Other income	1,422	1,631

Total other operating income	2,527	2,465

Other operating expenses:
Salaries and employee benefits	5,321	4,809
Occupancy	1,365	1,352
Furniture and equipment expenses	1,244	1,350
General, administrative and other expenses	2,977	3,165

Total other operating expenses	10,907	10,676

Net income before income taxes	1,789	1,145
Provision for income taxes	366	259

Net income	1,423	886

Bank of Guam

STATEMENT OF CHANGES IN CAPITAL ACCOUNTS ($ in thousands)

For the period ended March 31, 2011 and 2010

	March 2011	March 2010
Capital Stock:

Treasury Stocks:
Balance at beginning of period	$(290)	$(290)
(32,176 shares at 9/30/11 and 9/30/10)
Shares in Treasury	—	—

Balance at end of period	(290)	(290)

Common Stock:
Balance at beginning of period	1,830	1,820
(8,714,116 and 8,669,487 at 12/31/10 and 12/31/09, respectively)
Treasury Stock, net
Exercise of stock options and grant of stock bonus	4	3

(6,293 and 6,838 shares issued, respectively)
Balance at end of period	1,834	1,823

(8,732,195 and 8,680,530 at 3/31/11 and 3/31/10, respectively)
Capital Surplus:
Balance at beginning of period	13,683	13,357
Shares issued
Exercise of stock options and grant of stock bonus	125	78

Balance at end of period	13,808	13,435

Accumulated other comprehensive (loss) gain income:
Balance at beginning of period	(1,403)	(1,781)
Change in unrealized (loss) gain on securities avaiable-for-sale, net of tax effects	(304)	799

Balance at end of period	(1,707)	(982)

Retained Earnings:
Balance at beginning of period	70,532	67,789
Net income	1,423	886
Treasury Stock, net
Cash dividends declared	(1,092)	(1,086)

Balance at end of period	70,864	67,589

Total Stockholders’ Equity	$84,509	$81,575

Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Results of Operations

Bank of Guam’s total resources as of first quarter 2011 increased by $31.8 million (up 3.21%) to $1.022 billion from $990.6 million at December 31, 2010. This increase is largely attributed to the growth in our Investment Securities portfolio, which increased $16.3 million to $238.2 million at March 31, 2011 (up 7.35%) from $221.9 million at December 31, 2010. In addition, there was an increase in our Loan portfolio, which increased $12.1 million to $623.2 million at March 31, 2011, up 1.98% from $611.1 million at December 31, 2010.

Total liabilities for Bank of Guam recorded a strong growth closing the first quarter of 2011 at $937.9 million, up $31.6 million (or 3.49%) from $906.2 million at December 31, 2010. This increase is primarily attributed to an increase of $34.7 million (or 3.9%) in our Deposit portfolio from $889.3 million as of December 31, 2010 to $924.0 million as of March 31, 2011. This was offset by a $5 million decrease in Bank Borrowings from $15 million as of December 31, 2010 to $10 million as of first quarter 2011.

As of the first quarter of 2011, total shareholder’s equity stood at $84.5 million, up $157 thousand from $84.3 million at December 31, 2010. This slight increase is attributed to a $330 thousand increase in Retained Earnings and $126 in Paid in Surplus, coupled with a $303 thousand decrease in Accumulated Comprehensive Income.

Net income after taxes as of March 31, 2011 totaled $1.4 million, which was $537 thousand higher as of same time last year at $0.9 million. This increase in Net Income is largely attributed to the $814 thousand increase in Net Interest Income after Loan Loss Provision, $62 thousand increase in Other Operating Income, which was slightly offset by a $231 thousand increase in Other Operating Expenses and a $107 thousand increase in Provision for Income Taxes.

Bank of Guam

Selected Financial Data

	March 31 2011	March 31 2010
Net Loans	623,226	558,441
Total Deposits	923,991	860,007
Core Deposits	565,841	526,132
Volatile Deposits	358,151	333,875

Asset Liquidity Measures
Percent of Total Assets
Cash & Due from Banks	9.34%	11.79%
Fed Funds Sold	0.98%	1.56%
Total Investments	23.30%	22.48%
Percent of Total Deposits
Net Loans	67.45%	64.93%

Liability Liquidity Measures
Percent of Total Liabilities
Total Deposits	98.52%	97.88%
Percent of Total Deposits
Demand Deposits	26.58%	27.72%
Interest Bearing Deposits	73.42%	72.28%
Total Equity to Total Assets	8.27%	8.50%
Core Deposits to Total Assets	55.34%	54.79%
Core Deposits to Total Deposits	61.24%	61.18%
Volatile Liabilities to Total Assets	35.03%	34.77%
Volatile Liabilities to Total Deposits	38.76%	38.82%
Reserve for Loan Losses to Total Assets	0.92%	0.96%
Reserve for Loan Losses to Total Loans	1.49%	1.62%

There are no substantial changes to the Bank’s liquidity position as indicated above. The Bank continues to maintain a positive liquidity position in terms of its asset and liability management.

Part II

Item 5 – Other Information

The Annual Meeting of the Shareholders of the Bank of Guam was held on May 2, 2011, in Hagåtña, Guam. Ms. Lourdes A. Leon Guerrero, President/CEO and Chair of the Board, presided over the meeting. Of the 8,732,195 shares outstanding, represented in person or by proxy were 5,911,985 (67.70%) as of the record date of March 15, 2011.

Proposal for Election of Directors. The nominees to the Board of Directors of the Bank of Guam to serve as Directors for a term of three years, listed below, were elected by the Shareholders. The following schedule lists the number of shares cast for each nominee:

	Total Votes For	Total Votes Withheld
Lourdes A. Leon Guerrero	5,885,493	26,492
Joaquin P.L.G. Cook	5,886,225	25,760
Martin D. Leon Guerrero	5,887,125	24,860
Joe T. San Agustin	5,884,151	27,834

Item 6 - Exhibits

Exhibit A Certification of Chief Executive Officer

Exhibit B Certification of Chief Financial Officer

Signatures

Under the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bank of Guam

By:	/s/ Lourdes A. Leon Guerrero	Date: 5/11/2011
Lourdes A. Leon Guerrero
President/Chair of the Board

By:	/s/ Francisco M. Atalig	Date: 5/11/2011
Francisco M. Atalig
SVP/Chief Financial Officer

By:	/s/ Lori C. Sablan	Date: 5/11/2011
Lori C. Sablan
VP/Controller

Exhibit A

Certification Pursuant to

Rule 13a-14 of the Securities Exchange Act of 1934, as amended

I, Lourdes A. Leon Guerrero, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Bank of Guam (the “registrant”);

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14(c) and 15d-14(c)) for the registrant and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the “Evaluation Date”); and

c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6. The registrant’s other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: May 11, 2011

/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero
President/Chair of the Board

Exhibit B

Certification Pursuant to

Rule 13a-14 of the Securities Exchange Act of 1934, as amended

I, Francisco M. Atalig, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Bank of Guam (the “registrant”);

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14(c) and 15d-14(c)) for the registrant and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the “Evaluation Date”); and

c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6. The registrant’s other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: May 11, 2011

/s/ Francisco M. Atalig
Francisco M. Atalig
Senior Vice President and Chief Financial Officer